BANKERS NATIONAL LIFE INSURANCE COMPANY

Annual Report to
Contract Owners

December 31, 1997


                                             Bankers National Variable Account B
                                                            Conseco Series Trust

ANNUAL REPORT TO CONTRACT OWNERS

Table of Contents

December 31, 1997

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Bankers National Variable Account B                                     Page

Statement of Assets and Liabilities
as of December 31, 1997 .................................................  1
Statements of Operations for the Years Ended
December 31, 1997 and 1996 ..............................................  2
Statements of Changes in Net Assets for the
Years Ended December 31, 1997 and 1996 ..................................  2
Notes to Financial Statements ...........................................  3
Report of Independent Accountants .......................................  4

Conseco Capital Management, Inc.

Report from the President ...............................................  5
Report from the Asset Allocation Portfolio Adviser ......................  5
Report from the Corporate Bond Portfolio Adviser ........................  6
Report from the Common Stock Portfolio Adviser ..........................  6
Report from the Government Securities Portfolio Adviser .................  7
Report from the Money Market Portfolio Adviser ..........................  7

Conseco Series Trust

Statement of Assets and Liabilities as
of December 31, 1997 ....................................................  8
Statement of Operations for the Year
Ended December 31, 1997 .................................................  8
Statement of Changes in Net Assets for the
Years Ended December 31, 1997 and 1996 ..................................  9
Statements of Investments in Securities
as of December 31, 1997:
   Asset Allocation Portfolio............................................ 11
   Common Stock Portfolio................................................ 13
   Corporate Bond Portfolio.............................................. 14
   Government Securities Portfolio....................................... 16
   Money Market Portfolio................................................ 17
Notes to Financial Statements............................................ 18
Report of Independent Accountants ....................................... 24

BANKERS NATIONAL VARIABLE ACCOUNT B

Statement of Assets and Liabilities

December 31, 1997


===================================================================================================================================
Assets:
   Investments in portfolio shares, at net asset value (Note 2)
     Asset Allocation Portfolio, 185,271 shares, (cost - $2,262,651).................................................  $  2,467,934
     Common Stock Portfolio, 340,181 shares, (cost - $6,482,245).....................................................     6,859,119
     Corporate Bond Portfolio, 333 shares, (cost - $3,381)...........................................................         3,377
     Government Securities Portfolio, 266,932 shares, (cost - $3,160,861)............................................     3,213,897
     Money Market Portfolio, 627,910 shares, (cost - $627,910).......................................................       627,910
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         Total investments in portfolio shares.......................................................................    13,172,237
   Receivables:
     Amounts due from Bankers National Life Insurance Company........................................................        94,386
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           Net assets (Note 5).......................................................................................  $ 13,266,623
===================================================================================================================================

                                                                                               UNITS       UNIT VALUE
                                                                                               ----------------------
Net assets attributable to:
  Contract owners' deferred annuity reserves:
     Contracts issued prior to August 20, 1984:
       Government Securities Portfolio.................................................         443.0     $29.254841   $     12,960
       Money Market Portfolio..........................................................          88.0      19.130224          1,684
     Contracts issued on or after August 20, 1984:
       Asset Allocation Portfolio......................................................      79,335.6      31.008873      2,460,107
       Common Stock Portfolio..........................................................     103,604.7      66.065715      6,844,721
       Corporate Bond Portfolio........................................................         232.2      13.273639          3,082
       Government Securities Portfolio.................................................     121,851.1      26.410354      3,218,131
       Money Market Portfolio..........................................................      36,095.1      17.294301        624,240
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         Net assets attributable to contract owners' deferred annuity reserves......................................     13,164,925
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   Contract owners' annuity payment reserves:
     Common Stock Portfolio.........................................................................................          4,210
     Government Securities Portfolio................................................................................         97,488
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       Net assets attributable to contract owners' annuity payment reserves.........................................        101,698
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           Net assets (Note 5) .....................................................................................   $ 13,266,623
===================================================================================================================================

The accompanying notes are an integral part of these financial statements.

BANKERS NATIONAL VARIABLE ACCOUNT B

Statements of Operations

For the Years Ended December 31, 1997 and 1996

===================================================================================================================================
                                                                                                             1997           1996
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Investment income:
   Dividends from investments in portfolio shares....................................................     $2,308,498     $1,988,226
Expenses:
   Mortality and expense risk fees...................................................................        122,641        167,425
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     Net investment income...........................................................................      2,185,857      1,820,801
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Netrealized gains (losses) and unrealized appreciation (depreciation) of investments in portfolio shares:
   Net realized gains on sales of investments in portfolio shares....................................        288,084        274,822
   Net change in unrealized appreciation (depreciation) of investments in portfolio shares...........       (801,587)       587,399
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     Net gain (loss) on investments in portfolio shares..............................................       (513,503)       862,221
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       Net increase in net assets from operations ...................................................     $1,672,354     $2,683,022
===================================================================================================================================

   The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the Years Ended December 31, 1997 and 1996


===================================================================================================================================
                                                                                                              1997           1996
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Changes from operations:
   Net investment income.............................................................................   $  2,185,857   $  1,820,801
   Net realized gains on sales of investments in portfolio shares....................................        288,084        274,822
   Net change in unrealized appreciation (depreciation) of investments in portfolio shares...........       (801,587)       587,399
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     Net increase in net assets from operations......................................................      1,672,354      2,683,022
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Changes from principal transactions:
   Net contract purchase payments....................................................................         47,005         26,440
   Contract redemptions..............................................................................     (1,851,716)    (1,581,629)
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     Net decrease in net assets from principal transactions..........................................     (1,804,711)    (1,555,189)
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        Net increase (decrease) in net assets........................................................       (132,357)     1,127,833
Net assets, beginning of year .......................................................................     13,398,980     12,271,147
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         Net assets, end of year (Note 5)............................................................   $ 13,266,623   $ 13,398,980
===================================================================================================================================

   The accompanying notes are an integral part of these financial statements.

BANKERS NATIONAL VARIABLE ACCOUNT B

Notes to Financial Statements

December 31, 1997

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(1) GENERAL

      Bankers National Variable Account B (the "Account") is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The account was established on June 8, 1982, as a segregated investment account for individual variable annuity contracts issued by Bankers National Life Insurance Company (the "Company"). The operations of the Account are included in the operations of the Company pursuant to the provisions of the Texas Insurance Code. The Company is an indirect wholly owned subsidiary of Conseco, Inc., a publicly-held specialized financial services holding company listed on the New York Stock Exchange.

      The Account invests solely in shares of the portfolios of Conseco Series Trust (the "Trust"), a diversified, open-end management investment company.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENT VALUATION, TRANSACTIONS, AND INCOME

      Investments in portfolio shares are valued using the net asset value of the respective portfolios of the Trust at the end of each New York Stock Exchange business day. Investment share transactions are accounted for on a trade date basis (the date the order to purchase or redeem shares is executed) and dividend income is recorded on the ex-dividend date. The cost of investments in portfolio shares sold is determined on a first-in first-out basis. The Account does not hold any investments which are restricted as to resale.

      Net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the assets of the Account as of the beginning of each valuation date.

FEDERAL INCOME TAXES

      No provision for federal income taxes has been made in the accompanying financial statements because the operations of the Account are included in the total operations of the Company, which is treated as a life insurance company for federal income tax purposes under the Internal Revenue Code. Net investment income and realized gains (losses) are retained in the Account and are not taxable until received by the contract owner or beneficiary in the form of annuity payments or other distributions.

ANNUITY RESERVES

      Deferred annuity contract reserves are comprised of net contract purchase payments less redemptions and benefits. These reserves are adjusted daily for the net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments.

      Annuity payment reserves for the contracts under which the contract owners are receiving periodic retirement payments are computed according to the 1983 Group Annuity Mortality table. The assumed net investment rate is equal to the assumed rate of accumulation. The annuity unit values for periodic retirement payments were as shown below:

                                                      DECEMBER 31, DECEMBER 31,
                                                          1997        1996
================================================================================
Common Stock Portfolio ...........................       $1.603      $1.415
Government Securities Portfolio ..................       $1.152      $1.001
--------------------------------------------------------------------------------

(3) PURCHASES AND SALES OF INVESTMENTS IN PORTFOLIO SHARES

      The aggregate cost of purchases of investments in portfolio shares for the years ended December 31, 1997 and 1996 were $2,686,967 and $2,361,974, respectively. The aggregate proceeds from sales of investments in portfolio shares for the years ended December 31, 1997 and 1996 were $2,446,423 and $2,078,046, respectively.

(4) DEDUCTIONS AND EXPENSES

      Although periodic retirement payments to contract owners vary according to the investment performance of the portfolios, such payments are not affected by expense or mortality experience because the Company assumes the mortality risk and the expense risk under the contracts.

      The mortality risk assumed by the Company results from the life annuity payment option in the contracts in which the Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives. The annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued. Based on the actuarial determination of expected mortality, the Company is required to fund any deficiency in the annuity payment reserves from its general account assets.

      The expense risk assumed by the Company is the risk that the deductions for contract administrative charges and transfer processing fees may prove insufficient to cover the actual administrative and transfer processing expenses.

      The Company deducts daily from the Account a fee, which is equal on an annual basis to 1.25 percent (0.75 percent for those contracts issued prior to August 20, 1984) of the daily value of the total investments of the Account, for assuming the mortality and expense risks. These fees were $122,641 and $167,425 for the years ended December 31, 1997 and 1996, respectively.

      The Company does not deduct a sales charge from purchase payments received on contracts issued after August 20, 1984. However, upon surrender, the Company, with certain exceptions, deducts from the contract value a contingent deferred sales charge equal to the lesser of: (a) 5.0 percent of the total of all purchase payments made within 72 months prior to the date of the request for surrender; or (b) 5.0 percent of the amount surrendered. No charge is made for such part of a surrender in a contract year that does not exceed 10.0 percent of the net sum of purchase payments made more than one year prior to the date of the surrender. A sales charge of 6.5 percent is deducted by the Company on purchase payments received on contracts issued before August 20, 1984. There were no sales charges for the year ended December 31, 1997 and $1,288 for the year ended December 31, 1996.

      An annual contract administrative charge of $30 ($12 on Individual Retirement Accounts or "IRAs") on contracts issued after August 20, 1984 and $36 ($12 on IRAs) on contracts issued prior to August 20, 1984 is deducted in units from each contract owner's account. Such charges were $11,844 and $13,104 for the years ended December 31, 1997 and 1996, respectively.

      A transfer processing fee (currently at $5 and guaranteed not to exceed $15) for each transfer between portfolios is deducted from the amount transferred. These fees were $15 and $25 for the years ended December 31, 1997 and 1996, respectively.

(5) NET ASSETS

      Net assets consisted of the following at December 31, 1997:
--------------------------------------------------------------------------------
Proceeds from sale of units since organization,
   less proceeds of units redeemed ..........................    $  (12,307,291)
Undistributed net investment income..........................        23,372,756
Undistributed net realized gains on sales of investments ....         1,565,969
Net unrealized appreciation of investments ..................           635,189
--------------------------------------------------------------------------------
   Net assets................................................    $    13,266,623
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REPORT OF INDEPENDENT ACCOUNTANTS

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To The Board of Directors of Bankers National Life Insurance Company and Contract Owners of Bankers National Variable Account B

      We have audited the accompanying statement of assets and liabilities of Bankers National Variable Account B (the "Account") as of December 31, 1997, and the related statements of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Accounts' management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of portfolio shares owned at December 31, 1997 by correspondence with custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bankers National Variable Annuity Account B as of December 31, 1997, and the results of its operations and changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


   /s/ Coopers & Lybrand L.L.P

   Indianapolis, Indiana
   February 23, 1998

CONSECO CAPITAL MANAGEMENT, INC.

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Report from the President

      Dear Contract Owner:

      The performance of the Conseco Series Trust for Bankers National Variable Account B for the year ended December 31, 1997 is presented below:

                                                        MORNINGSTAR
                                           YEAR ENDED    YEAR ENDED
                                          DECEMBER 31,  DECEMBER 31,
PORTFOLIO                                     1997       1997 (1)
====================================================================
Asset Allocation...........................   16.39%      17.40%
Common Stock...............................   17.21%      23.99%
Corporate Bond.............................    8.55%       8.81%
Government Securities......................    6.92%       8.64%
Money Market...............................    3.95%       3.91%
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Note: Past performance is not indicative of future results.

(1) Average Accumulation Unit Value Total Return for each respective peer group from Morningstar Variable Annuity/Life Performance Report through 12/31/97.

      Financial market conditions cannot get much better than what has occured over the last few years, and 1997 carried on this recent tradition in grand form. The economy grew by about 4 percent, while inflation and unemployment approached 30 year lows. Most stock market indexes (although temporarily unnerved by yet another October surprise) were able to close the year within spitting distance of their all-time highs. And after hitting a yield of 7.18 percent in April, the benchmark 30-year Treasury bond managed to end the year yielding 5.92 percent.

      While these events were no doubt significant, they were overshadowed by the Southeast Asian financial crisis. The first signs of crisis developed last summer as the Malaysian, Indonesian and Thailand currencies and financial markets began to deteriorate. Other countries also felt the contagion effects, including the United States. In response, the U.S. and the International Monetary Fund have initiated the process to loan funds to several at-risk countries.

      This has resulted in an increase in the volatility of the U.S. financial markets. It is also expected that U.S. domestic economic activity will be dampened as foreign demand for U.S. products shrinks, and as we import cheaper foreign goods. The impact of the Asian crisis on the U.S. economy has virtually eliminated the need for the Federal Reserve Board to tighten monetary policy and, if the economy were to weaken significantly, may even allow the Fed to ease.

      Financial crisis. Market volatility. These are the inevitable by-products of a market system. They are to be expected (even relished) because they dictate that markets temporarily ignore security fundamentals. They create opportunity. Since our investment philosophy is based on the long term, this means that we can take advantage of short term market mis-pricings. Conseco Capital Management's history shows that our shareowners have received excellent returns because of our disciplined strategy of investing in thoroughly researched, undervalued securities. In this period of market volatility, we intend to continue to invest for the long term by vigorously implementing our investment discipline on both the equity and fixed income fronts.

   Sincerely,


   /s/ Maxwell E. Bublitz

   Maxwell E. Bublitz, CFA
   President & CEO
   Conseco Capital Management



Report From the Asset Allocation
Portfolio Adviser

      The Asset Allocation Fund is a balanced portfolio which invests in a combination of equity, fixed income and cash. The strategy of the Asset Allocation Fund through 1997 has been to highlight equity securities which represented roughly 55 percent of the portfolio's assets.

      The fourth quarter began with much anxiety about the strength in the market over the summer, the sustainability of corporate profits and the increasing volatility of Asian currency markets. All fears reached a fever pitch on October 27th when the Dow Jones Industrial Average dropped 554 points (7.2 percent), recording the largest single point decline ever on fears of asset deflation in Asian markets. The performance of the market following the sell-off was typical of what we saw earlier in the year, with the index stocks outperforming the broader market as hoards of capital previously invested in Asia-Pacific markets sought safe haven in the U.S. market. The result of all this was that the Index gained while virtually everything else stayed at October 27th levels or drifted even lower. In fact, because of its strong fourth quarter move relative to the broader market, the Standard & Poor's 500 ("S&P 500") finished the year up 33.36 percent, outstripping the returns of 90 percent of all actively managed funds and the Russell 2000 Small Stock Index which returned
22.36 percent. This is the fourth straight year that we have seen this kind of divergence.

      Going forward, we remain hopeful that 1998 will be rewarding to investors such as us who utilize a bottom-up approach in finding good growth stories in stocks that still trade at reasonable valuations. In fact, if 1998 earnings on S&P 500 companies ultimately end up in line with current expectations of 7 to 9 percent, then we would expect to see an increase in multiples for stocks which can generate earnings growth in the 18 to 20 percent range.

      The remaining 45 percent of the Asset Allocation Portfolio is invested in bonds and cash. Our fixed income discipline of investing in those securities which, through our own fundamental research, we consider to be undervalued. Depending on valuation in the equity market, we may take the opportunity to reallocate a portion of the portfolio to fixed income if we see pressure on earnings or negative earnings surprises. Until the financial crisis in Asia subsides, we expect to see sustained low levels of interest rates. Eventually, as investors return their focus to economic fundamentals, we still expect to see interest rates remain low, which should bode well for the valuation of financial assets.


    /s/ Gregory J. Hahn              /s/ Thomas J. Pence

    Gregory J. Hahn, CFA             Thomas J. Pence
    Senior Vice President            Vice President
    Portfolio Manager                Portfolio Manager

CONSECO CAPITAL MANAGEMENT, INC.

================================================================================

Report From the Corporate Bond
Portfolio Adviser

      1997 was characterized by favorable market conditions throughout much of the year. However, increased volatility brought dramatic changes to the fixed income markets, especially in the fourth quarter.

      The first three quarters of 1997 were distinguished by a strong, healthy economy, low inflation levels and a general trend toward declining interest rates. Relative value in the fixed income markets was difficult to distinguish as spreads to treasuries remained very narrow in many sectors, including corporate and mortgage-backed securities. Investors typically demand larger spreads over U.S. Treasury bonds in order to compensate for perceived higher risk levels. Federal Reserve policy stayed tight as Alan Greenspan remained the vigilant watchdog over inflation. The budget deficit continued to narrow as a result of lower interest rates and fiscal discipline from Congress. However, the focus of the financial markets shifted away from domestic economic fundamentals in the fourth quarter.

      In the fourth quarter, currency deterioration in Thailand, Malaysia and Indonesia, caused turmoil in their respective financial markets. Because the world's economies are linked, the impact of this turmoil spread quickly throughout Southeast Asia. As we move into 1998, the crisis is expected to have a significant impact on economic growth in other countries, including the United States. This phenomenon has already caused dramatic changes in the general fundamentals of our domestic fixed income market, which created significantly larger spreads to U.S. Treasuries in the corporate sector.

      The level of interest rates declined because of the financial crisis: the ten-year U.S. Treasury yield was 5.74 percent at year-end and the thirty-year U.S. Treasury yield was 5.92 percent. With this dramatic decline in interest rates, we have maintained a low exposure to mortgage-backed securities, due to the higher risk of increased pre-payment activity. With higher pre-payments, the security returns more principal, forcing the investor to reinvest the proceeds at lower interest rates.

      Nolan Smith, our municipal bond specialist, continues to recommend the taxable municipal sector due to consistent spreads over U.S. Treasuries, which have performed better than the corporate sector. We expect to direct proceeds to this sector, given its performance relative to the rest of the market. At this point, we have discovered only a few bonds meeting our investment criteria of offering good relative value.

      Our fixed income investment strategy continues to emphasize investing in those securities we believe are undervalued. Most importantly, we conduct thorough research before investing in any security. Our long-term strategies coupled with our extensive knowledge of each investment we select enable us to look forward with confidence as we continue to invest for the future.


    /s/ Gregory J. Hahn

    Gregory J. Hahn, CFA
    Senior Vice President
    Portfolio Manager



Report From the Common Stock
Portfolio Adviser

      As we look back at 1997, we are able to draw a few insights on what is in store for 1998. While the first three quarters exhibited strong growth and favorable market conditions, the fourth quarter proved to be most eventful in terms of future effects on market performance.

      As is typical for most fourth quarters, the period began with much anxiety related to market strength, sustainability of corporate profits, and increasing volatility in Asian currency markets. Anxieties peaked on October 27th when the Dow Jones Industrial Average dropped 554 points (7.2 percent), the largest single point decline ever, surrounding fears of asset deflation in Asian markets. Despite a relatively good series of earnings reports and economic releases throughout the balance of the quarter, including low inflation and 25-year-low unemployment levels, concerns about the Asian influence prevailed.

      Following the market plunge, much of the capital previously invested in Asia-Pacific markets sought safety in the U.S. market through purchases of S&P 500 futures contracts. As a result, the Index gained ground, with stocks of the largest 20 companies in the marketplace outperforming nearly everything in sight. However, virtually all other stocks remained at October 27th levels or drifted even lower. Due to the strong fourth quarter move of the largest company stocks, the S&P 500 finished the year up 33.36 percent, outperforming the returns of 90 percent of all actively managed funds, as well as the Russell 2000 Small Stock Index, which returned 22.36 percent. This is the fourth straight year that the market has seen this kind of divergence.

      In terms of sector performance, strong returns were realized in interest rate-sensitive areas (financial institutions and utilities) and in defensive stocks (food retailers and consumer staples). These sectors benefited from the strong rally in the bond market and from the influx of invested dollars coming from technology and energy sectors, which turned in some of the fourth quarter's lowest returns. Our underweighting in financial institutions, utilities and staples and our larger weightings in technology and energy explain why the fourth quarter was a difficult one for us.

      Despite these problems, many of our stocks enjoyed good earnings reports and persevered during a time of high market volatility. Perhaps most rewarding was the announcement that IBM/Tivoli bought Software Artistry for $24.50 per share in cash; we were prematurely rewarded with a 200 percent return for our share owners over the holding period.

      We expect a cautionary tone to prevail over the market in 1998; as such, we intend to increase our focus on earnings stories with strong balance sheets and cashflow generation. We will also look for yield as a component of total return whenever possible. In addition, we will watch for opportunities in technology and energy given the aggressive sell-off in these sectors in late 1997.

      Our investment strategy continues to rely on a bottom-up approach to stock selection. Through extensive research of the companies in which we invest, our goal is to discover good growth stories in stocks that still trade at reasonable valuations. We are committed to a long-term reliance on this strategy, and believe that it will serve our share owners well in the upcoming year.


    /s/ Thomas J. Pence

    Thomas J. Pence
    Vice President
    Portfolio Manager

CONSECO CAPITAL MANAGEMENT, INC.

================================================================================

Report From the Government Securities
Portfolio Adviser

      The currency crisis in Asia has pulled the U.S. Government along in its torrent. The unprecedented drop in yields has apparently little regard for a U.S. economy that is operating at capacity with a tight labor market. The Federal Reserve has continued its policy of benign neglect in part due to good news on the inflation front.

      The "Asian contagion" has not been without its peripheral symptoms for the seemingly immune bond market. Corporate bond spreads have widened in response to a fuzzy profit picture and U.S. Government Agency securities ("Agency") have followed suit, if only to keep pace with corporates. Thus, we have been utilizing both corporates and Agency spreads in the short portion of the portfolio to increase the overall yield of the portfolio without incurring significant risk. In addition, as Agency spreads have widened significantly, we have taken advantage of this opportunity to purchase various Agency securities in the shorter maturity spectrum.The outlook for the early part of 1998 is clouded by events in Asia, but we assert most of the drama is behind us. Restructuring will be time consuming and painful for the Asian populace, and we doubt if the U.S. Government bond market will be able to sustain these levels. Consequently, we are shorter in duration than our benchmark and have taken advantage of the widening in spread to increase our positions in corporate and Agency securities.

    /s/ G. Nolan Smith

    G. Nolan Smith
    Vice President
    Portfolio Manager



Report From the Money Market
Portfolio Adviser

      The Federal Open Market Committee ("FOMC") met three times to discuss the economic and financial outlook and implementation of monetary policy during the first half of 1997. The main theme of the first half was how wage inflation would affect future price inflation. Unemployment inched downward from 5.4 percent in February to 5.3 percent in March and speculation that a smaller employment pool would increase wages was a major concern. Even with price inflation subdued throughout the first half of 1997, the FOMC raised the Fed Funds Target Rate as a precautionary measure to a 5.50 yield. Most banks raised their prime rate to 8.5 percent in conjunction with the Fed.

      The second half of 1997 up to November was fairly the same. The threat of an additional Fed Fund Target increase was always imminent when the FOMC met five times in the second half. The same arguments used for the first half were a concern for the second half: unemployment rate and wage inflation. This sentiment changed when the Asian currencies were being devalued, which lead to a flight to quality in U.S. Treasury bonds. The FOMC held rates at 5.50 percent and explained that deflation was a concern for the near future and noted that the Asian economy would affect future U.S. corporate profits.

      Throughout the entire second half of the year, money market levels fluctuated around the Fed Funds Target Rate. Top tier 30 day commercial paper traded on average at a 5.382 percent yield in the first half and 5.536 percent in the second. The yield on the 3 month T-Bill went from 4.835 percent on June 2nd to 5.473 percent on December 23rd, and the 1 year T-bill fluctuated from a high of 6.069 percent to a low of 5.214 percent.

      The objectives of the Money Market Portfolio have not changed. We attempt to balance safety, liquidity and total return in managing a fully diversified portfolio of money market securities. These objectives are met by investing in United States Government and agency obligations, top tier commercial paper, and highly rated corporate debt.


    /s/ Darren B. Meyer

    Darren B. Meyer
    Portfolio Manager

CONSECO SERIES TRUST

Statement of Assets and Liabilities

December 31, 1997

===================================================================================================================================

                                                                ASSET         COMMON        CORPORATE    GOVERNMENT        MONEY
                                                             ALLOCATION        STOCK          BOND       SECURITIES       MARKET
                                                              PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
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Assets:
   Investments in securities (cost or amortized cost
     $25,967,978, $200,349,239, $19,785,358,
     $3,799,469, and $8,198,494, respectively)............  $ 27,265,057   $216,896,715   $20,187,193   $  3,837,894   $  8,198,494
   Cash...................................................        38,093        466,013       708,188        202,692        297,967
   Accrued interest and dividends.........................       214,186        144,474       376,890         41,368          1,489
   Receivable for securities sold.........................     1,407,319     12,261,605     1,736,447        445,482             --
   Receivable for shares sold.............................       202,046        726,314        20,910             --        108,132
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       Total assets.......................................    29,126,701    230,495,121    23,029,628      4,527,436      8,606,082
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Liabilities:
   Accrued expenses.......................................        18,528        155,304        13,288          2,695          3,346
   Payable for securities purchased.......................     1,185,771     13,354,216     1,739,485        246,615             --
   Payable for shares redeemed............................            --             --            --          7,851             --
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       Total liabilities..................................     1,204,299     13,509,520     1,752,773        257,161          3,346
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         Net assets (Note 5)..............................  $ 27,922,402   $216,985,601   $21,276,855   $  4,270,275   $  8,602,736
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Shares outstanding (unlimited number of shares authorized)     2,096,173     10,761,482     2,099,243        354,671     8,602,736
Net asset value, offering and redemption price per share..  $      13.32   $      20.16   $     10.14   $      12.04   $      1.00
===================================================================================================================================

   The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended December 31, 1997

===================================================================================================================================
                                                                ASSET         COMMON        CORPORATE    GOVERNMENT        MONEY
                                                             ALLOCATION        STOCK          BOND       SECURITIES       MARKET
                                                              PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
Investment income:
   Dividends..............................................  $    103,533   $  1,491,368   $        --   $         --   $         --
   Amortization...........................................         8,875             --         2,091            901             --
   Interest...............................................       737,370        580,346     1,372,871        271,900        426,059
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       Total investment income............................       849,778      2,071,714     1,374,962        272,801        426,059
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Expenses:
   Investment advisory fees...............................       119,987      1,145,633        95,504         20,206         19,048
   Compensation expense...................................        20,449        178,948        17,893          3,788          7,143
   Custodial fees.........................................        20,089         11,747        13,066          7,344          4,480
   Other..................................................        23,632        191,694        20,921          5,966          8,969
------------------------------------------------------------------------------------------------------------------------------------
       Total expenses.....................................       184,157      1,528,022       147,384         37,304         39,640
   Less: Expenses charged to the Adviser (Note 3).........        20,538            511        13,678          9,016          5,353
------------------------------------------------------------------------------------------------------------------------------------
         Net expenses.....................................       163,619      1,527,511       133,706         28,288         34,287
------------------------------------------------------------------------------------------------------------------------------------
           Net investment income..........................       686,159        544,203     1,241,256        244,513        391,772
------------------------------------------------------------------------------------------------------------------------------------
Net realized gains (losses) on sales of investments.......     3,443,444     48,553,010       272,118         29,743            (65)
------------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation) of investments:
   Beginning of year......................................     1,873,913     32,528,460        86,529         (9,879)            --
   End of year (Note 4)...................................     1,297,079     16,547,476       401,835         38,425             --
------------------------------------------------------------------------------------------------------------------------------------
     Net change in unrealized appreciation (depreciation)
       of investments ....................................      (576,834)   (15,980,984)      315,306         48,304             --
-----------------------------------------------------------------------------------------------------------------------------------
           Net realized and unrealized gains (losses) on
               investments ...............................     2,866,610     32,572,026        587,424         78,047           (65)
-----------------------------------------------------------------------------------------------------------------------------------
              Net increase in net assets from operations..  $  3,552,769   $ 33,116,229    $ 1,828,680   $    322,560   $   391,707
===================================================================================================================================

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

Statement of Changes in Net Assets

For the Years Ended December 31, 1997 and 1996

===================================================================================================================================
                                                   ASSET ALLOCATION               COMMON STOCK                CORPORATE BOND
                                                       PORTFOLIO                    PORTFOLIO                    PORTFOLIO
                                               -----------------------       -----------------------      ------------------------
                                                   1997          1996           1997           1996           1997           1996
----------------------------------------------------------------------------------------------------------------------------------
Changes from operations:
   Net investment income ....................  $    686,159   $   395,293   $    544,203   $     82,918   $ 1,241,256   $ 1,106,647
   Net realized gains (losses) on sales of
     investments ............................     3,443,444     1,798,137     48,553,010     32,662,345       272,118        (5,075)
   Net change in unrealized appreciation
     (depreciation) of investments ..........      (576,834)    1,077,575    (15,980,984)    19,248,985       315,306      (277,156)
      -----------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets from
         operations .........................     3,552,769     3,271,005     33,116,229     51,994,248     1,828,680       824,416
     ------------------------------------------------------------------------------------------------------------------------------
Net income equalization (Note 2) ............       (78,588)     (117,810)      (253,222)      (310,774)       (5,144)       (8,548)
     ------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment
   income  and net realized short-term
   capital gains ............................    (3,333,678)   (1,838,944)   (35,669,657)   (26,591,735)   (1,500,199)   (1,100,232)
Distribution to shareholders of net
   realized long-term capital gains .........      (795,925)     (354,487)   (13,427,556)    (6,153,526)           --            --
     ------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
   Net proceeds from sale of shares .........     9,907,488     5,671,987     21,244,308     15,914,256     4,517,431     2,840,237
   Net asset value of shares issued from
    reinvestment of dividends and
    distributions ...........................     4,208,191     2,311,241     49,350,435     33,056,035     1,505,343     1,108,780
   Cost of shares redeemed ..................    (2,270,061)   (1,794,161)    (8,707,426)    (6,211,539)   (2,532,596)   (2,247,681)
      -----------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets from
         capital share transactions .........    11,845,618     6,189,067     61,887,317     42,758,752     3,490,178     1,701,336
      -----------------------------------------------------------------------------------------------------------------------------
           Net increase in net assets .......    11,190,196     7,148,831     45,653,111     61,696,965     3,813,515     1,416,972
Net assets, beginning of year ...............    16,732,206     9,583,375    171,332,490    109,635,525    17,463,340    16,046,368
      -----------------------------------------------------------------------------------------------------------------------------
           Net assets, end of year (Note 5)    $ 27,922,402   $16,732,206   $216,985,601   $171,332,490   $21,276,855   $17,463,340
      =============================================================================================================================
Share data:
   Shares sold ..............................       711,783       429,309        957,299        760,970       449,676       285,892
   Shares issued from reinvestment of
     dividends and distributions ............       309,812       174,386      2,357,384      1,553,738       149,867       111,611
   Shares redeemed ..........................      (167,731)     (134,824)      (395,255)      (290,666)     (251,946)     (227,117)
      -----------------------------------------------------------------------------------------------------------------------------
       Net increase in number of shares
         outstanding ........................       853,864       468,871      2,919,428      2,024,042       347,597       170,386
      =============================================================================================================================


   The accompanying notes are an intergral part of these financial statements.

CONSECO SERIES TRUST

For the Years Ended December 31, 1997 and 1996

===================================================================================================================================
                                                                           GOVERNMENT SECURITIES                MONEY MARKET
                                                                                 PORTFOLIO                       PORTFOLIO
                                                                       ---------------------------     ----------------------------
                                                                           1997            1996             1997            1996
-----------------------------------------------------------------------------------------------------------------------------------
Changes from operations:
   Net investment income ..........................................    $   244,513     $   257,382     $    391,772     $   288,886
   Net realized gains (losses) on sale of investments .............         29,743          50,341              (65)             17
   Net change in unrealized appreciation (depreciation)
     of investments ...............................................         48,304        (207,272)              --              --
-----------------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets from operations .................        322,560         100,451          391,707         288,903
-----------------------------------------------------------------------------------------------------------------------------------
Net income equalization (Note 2) ..................................             51           2,180               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income and
   net realized short-term capital gains ..........................       (289,206)       (254,150)        (391,707)       (288,903)
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareholders of net realized long-term
   capital gains ..................................................             --         (16,363)              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
   Net proceeds from sale of shares ...............................        640,218         282,122       10,118,046       4,844,730
   Net asset value of shares issued from reinvestment
     of dividends and distributions ...............................        289,155         268,333          391,707         288,903
   Cost of shares redeemed ........................................       (716,194)       (971,489)      (8,891,680)     (3,544,847)
-----------------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets from
         capital share transactions ...............................        213,179        (421,034)       1,618,073       1,588,786
-----------------------------------------------------------------------------------------------------------------------------------
           Net increase in net assets .............................        246,584        (588,916)       1,618,073       1,588,786
Net assets, beginning of year .....................................      4,023,691       4,612,607        6,984,663       5,395,877
-----------------------------------------------------------------------------------------------------------------------------------
           Net assets, end of year (Note 5) .......................    $ 4,270,275     $ 4,023,691     $  8,602,736     $ 6,984,663
===================================================================================================================================
Share data:
   Shares sold ....................................................         53,641          23,306       10,118,046       4,844,730
   Shares issued from reinvestment of dividends
     and distributions ............................................         24,228          22,360          391,707         288,903
   Shares redeemed ................................................        (60,110)        (81,432)      (8,891,680)     (3,544,847)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in number of shares outstanding ......         17,759         (35,766)       1,618,073       1,588,786
===================================================================================================================================

The accompanying notes are an intergral part of these financial statements.

CONSECO SERIES TRUST

Asset Allocation Portfolio
Statement of Investments in Securities

December 31, 1997

===============================================================
  NUMBER
 OF SHARES                  SECURITY                    VALUE
---------------------------------------------------------------
           Common Stocks
           (55.94% of total investments) (a)

           APPAREL AND ACCESSORY STORES (1.90%)
   14,850  The Finish Line, Inc. (b)..............  $   194,906
   11,950  Goody's Family Clothing, Inc. (b)......      324,885
                                                    -----------
                                                        519,791
                                                    -----------
           BUSINESS SERVICES (7.15%)
   16,450  Affiliated Computer Services, Inc. (b).      432,832
   10,200  Autodesk, Inc. ........................      377,400
    9,050  DataWorks Corporation (b)..............      179,869
   11,100  First Data Corporation.................      324,675
    9,100  Rent-Way, Inc. (b).....................      168,350
   14,850  Renter's Choice, Inc. (b)..............      304,425
    8,800  Sotheby's Holdings, Inc. ..............      162,800
                                                    -----------
                                                      1,950,351
                                                    -----------

           CHEMICALS AND ALLIED PRODUCTS (0.76%)
    5,000  The B.F. Goodrich Company..............      207,185
                                                    -----------

           COMMUNICATIONS BY PHONE, TELEVISION,
           RADIO, CABLE (3.54%)
   24,150  Brightpoint, Inc. (b)..................      335,081
   10,800  Cincinnati Bell, Inc. .................      334,800
   20,350  LCC International, Inc. (b)............      295,075
                                                    -----------
                                                        964,956
                                                    -----------

           DEPOSITORY INSTITUTIONS (3.34%)
   10,950  John Alden Financial Corporation.......      262,800
    8,500  Norwest Corporation....................      328,313
    2,850  U.S. Bancorp...........................      319,020
                                                    -----------
                                                        910,133
                                                    -----------

           DURABLE GOODS-- WHOLESALE (3.77%)
   18,500  IKON Office Solutions, Inc. ...........      520,312
    9,150  Pomeroy Computer Resources, Inc. (b)...      162,413
   14,000  Watsco, Inc. ..........................      345,618
                                                    -----------
                                                      1,028,343
                                                    -----------

           EATING AND DRINKING PLACES (0.87%)
   10,300  ShowBiz Pizza Time, Inc. (b)...........      236,900
                                                    -----------
           ELECTRIC, GAS, WATER, COGENERATION,
           SANITARY SERVICES (2.46%)
   19,800  Kinder Morgan Energy Partners, L.P. ...      670,725
                                                    -----------
           ELECTRICAL EQUIPMENT,
           EXCEPT COMPUTERS (1.76%)
    7,150  Comverse Technology, Inc. (b)..........      278,850
   12,100  Exar Corporation (b)...................      199,650
                                                    -----------
                                                        478,500
                                                    -----------

           FOOD STORES (0.90%)
    9,650  Casey's General Stores, Inc. ..........      244,869
                                                    -----------
           GENERAL MERCHANDISE STORES (1.92%)
   17,875  Family Dollar Stores, Inc. ............      523,952
                                                    -----------
           HEALTH SERVICES (1.67%)
    6,700  Prime Medical Services, Inc. (b).......       92,540
   13,875  Quorum Health Group, Inc. (b)..........      362,484
                                                    -----------
                                                        455,024
                                                    -----------

           HOME FURNISHING AND
           EQUIPMENT STORES (1.20%)
    8,450  Tandy Corporation......................      325,849
                                                    -----------

           HOUSING AND OTHER LODGING PLACES (1.81%)
   11,190  Fairfield Communities, Inc. (b)........      493,759
                                                    -----------

           INDUSTRIAL, COMMERCIAL MACHINERY,
           COMPUTERS (2.48%)
   12,550  EMC Corporation (b)....................      344,334
    8,700  Lexmark International Group, Inc. (b)..      330,600
                                                    -----------
                                                        674,934
                                                    -----------

           MEASURING INSTRUMENTS, PHOTO GOODS,
           WATCHES (6.57%)
    9,250  Analogic Corporation...................      351,500
   10,350  DENTSPLY International, Inc. ..........      315,675
   10,200  Sola International, Inc. (b)...........      331,500
    6,650  STERIS Corporation (b).................      320,863
   12,550  Waters Corporation (b).................      472,194
                                                    -----------
                                                      1,791,732
                                                    -----------

           NON-DURABLE GOODS WHOLESALE (1.58%)
    4,500  Chemed Corporation.....................      186,467
   12,400  U.S. Office Products Company (b).......      243,350
                                                    -----------
                                                        429,817
                                                    -----------

           OIL AND GAS EXTRACTION (4.54%)

    4,250  BJ Services Company (b)................      305,732
   12,450  Enron Oil & Gas Company................      263,778
    5,850  Ocean Energy, Inc. (b).................      288,475
    7,900  Transocean Offshore Inc. ..............      380,677
                                                    -----------
                                                      1,238,662
                                                    -----------

           PAPER AND ALLIED PRODUCTS (1.70%)
    5,800  Schweitzer-Mauduit International, Inc.       216,050
    2,750  St. Joe Corporation....................      248,875
                                                    -----------
                                                        464,925
                                                    -----------

           PERSONAL SERVICES (0.90%)
    5,500  H&R Block, Inc. .......................      246,466
                                                    -----------
           RAILROAD TRANSPORTATION (1.57%)
   13,500  Kansas City Southern Industries, Inc. .      428,625
                                                    -----------

           SECURITY AND COMMODITY BROKERS (1.90%)
    3,100  Franklin Resources, Inc. ..............      269,505
    7,100  The John Nuveen Company................      248,500
                                                    -----------
                                                        518,005
                                                    -----------

           STONE, CLAY, GLASS, CONCRETE (1.65%)
   15,600  Department 56, Inc. (b)................      448,500
                                                    -----------
           Total common stocks (cost $14,130,464).  $15,252,003
                                                    -----------

                                  (Continued)

CONSECO SERIES TRUST

Asset Allocation Portfolio

Statement of Investments in Securities - Continued
December 31, 1997

================================================================================
  NUMBER
 OF SHARES                  SECURITY                              VALUE
--------------------------------------------------------------------------------
           Preferred Stocks
           (5.61% of total investments) (a)

           COMMUNICATIONS BY PHONE, TELEVISION,
           RADIO, CABLE (2.95%)
   28,000  Intermedia Communications Inc., 7% PFD ...       $   805,000
                                                            -----------

           ELECTRIC, GAS, WATER, COGENERATION,
           SANITARY SERVICES (2.66%)
   14,000  The AES Corporation Trust II, 5.5% CUM CVT PFD       726,250
                                                            -----------
           Total preferred stocks (cost $1,400,000) ..      $ 1,531,250
                                                            -----------
 PRINCIPAL
  AMOUNT                    SECURITY                    VALUE
--------------------------------------------------------------------------------
           Corporate Bonds
           (34.78% of total investments) (a)

           APPAREL AND OTHER FINISHED PRODUCTS (0.47%)
$ 125,000  Guess?, Inc., 9.500%, due 08/15/2003...          $   129,062
                                                            -----------
           AUTO REPAIR AND PARKING (0.81%)
  200,000  Amerco -MTN, 7.470%, due 01/15/2027....              219,500
                                                            -----------
           BUSINESS SERVICES (0.74%)
  200,000  Computervision Corporation, 11.375%,
           due 08/15/1999.........................              202,000
                                                            -----------
           COMMUNICATIONS BY PHONE, TELEVISION,
           RADIO, CABLE (2.39%)
  240,000  Cencall Communications, 0.000%,
           due 01/15/2004.........................              217,500
  190,000  Continental Cablevision, Inc., 9.000%,
           due 09/01/2008.........................              221,588
  200,000  Peoples Telephone Co., Inc., 12.250%,
           due 07/15/2002.........................              212,500
                                                            -----------
                                                                651,588
                                                            -----------

           DEPOSITORY INSTITUTIONS (2.10%)
  200,000  Anchor Bancorp, Inc., 8.938%,
           due 07/09/2003  ..... ................               207,750
  250,000  Centura Capital Trust I, 8.845%,
           due 06/01/2027 (d).....................              277,178
  100,000  Hutchison Whampoa Finance, 7.450%,
           due 08/01/2017 (d).....................               88,865
                                                            -----------
                                                                573,793
                                                            -----------
           DURABLE GOODS -- WHOLESALE (3.01%)
  375,000  Cellstar Corporation, 5.000%,
           due 10/15/2002 (d)...... ..............              275,625
  500,000  Pioneer Standard Electronics, Inc., 8.500%,
           due 08/01/2006.........................              545,000
                                                            -----------
                                                                820,625
                                                            -----------

           ELECTRIC, GAS, WATER, COGENERATION,
           SANITARY SERVICES (3.54%)
  450,000  CMS Energy Corporation, 7.625%,
           due 11/15/2004.........................              452,813
    4,000  System Energy Resources, Inc., 11.375%,
           due 09/01/2016.........................                4,000
  500,000  Trench Electric S.A. and Trench Inc., 10.250%,
           due 12/15/2007(d)......................              509,375
                                                            -----------
                                                                966,188
                                                            -----------

           HOME FURNITURE AND EQUIPMENT STORES (1.90%)
  500,000  MacSaver Financial Services, 7.875%,
           due 08/01/2003.........................              517,500
                                                            -----------
           INSURANCE COMPANIES (0.51%)
  100,000  Delphi Financial, 8.000%,
           due 10/01/2003 ........................              103,625
  100,000  Home Holdings, Inc., 8.625%,
           due 12/15/2003 ........................               34,500
                                                            -----------
                                                                138,125
                                                            -----------

           MINING -- METALS AND ORES (1.47%)
  500,000  Echo Bay Mines, 11.000%, due 04/01/2027              400,000
                                                            -----------
           MISCELLANEOUS MANUFACTURING (0.74%)
  200,000  USI American Holdings Inc., 7.250%,
           due 12/01/2006.........................              201,750
                                                            -----------

           MISCELLANEOUS RETAIL (0.77%)
  200,000  Phar-Mor, Inc., 11.720%, 09/11/2002....              210,500
                                                            -----------

           NON-DEPOSITORY CREDIT INSTITUTIONS (1.11%)
  300,000  MCN Financing VI, 6.850%, due 10/28/1999 (d)         303,084
                                                            -----------

           OIL AND GAS EXTRACTION (9.39%)
  650,000  LASMO (USA), Inc., 6.750%, due 12/15/2007            656,500
  200,000  Parker Drilling Corporation, 9.750%,
           due 11/15/2006.........................              216,000
  500,000  Petrozuata Finance, Inc., 8.220%,
           due 04/01/2017 (d).....................              518,750
  500,000  Pride Petroleum Services, Inc., 9.375%,
           due 05/01/2007.........................              538,750
  600,000  Triton Energy Ltd., 9.250%, due 04/15/2005           630,000
                                                            -----------
                                                              2,560,000
                                                            -----------

           PAPER AND ALLIED PRODUCTS (0.39%)

  100,000  Westvaco Corporation, 10.300%, due 01/15/2019        106,250
                                                            -----------
           SECURITY AND COMMODITY BROKERS (3.59%)
   55,000  Lehman Brothers, Inc., 7.375%, due 01/15/2007         57,681
  250,000  Lehman Brothers Holdings Inc.,
           Series E - MTN, 6.625%, due 12/27/2002.              251,562
  550,000  Salomon Inc., 7.300%, due 05/15/2002...              569,250
  100,000  Salomon Inc. Series C - MTN, 6.500%,
           due 08/15/2003.........................               99,625
                                                            -----------
                                                                978,118
                                                            -----------
           STONE, CLAY, GLASS, CONCRETE (0.79%)
  200,000  USG Corporation, 9.250%, due 09/15/2001              215,750
                                                            -----------
           TEXTILE MILL PRODUCTS (0.66%)
  200,000  Polysindo International Finance Company, 13.000%,
           due 06/15/2001.........................              180,000
                                                            -----------
           U.S. GOVERNMENT AND AGENCY
           OBLIGATIONS (0.40%)
  100,000  U.S. Treasury Note, 7.250%,
           due 08/15/2004 ........................              108,152
                                                            -----------
           Total corporate bonds
           (cost $9,437,694) .....................            9,481,985
                                                            -----------

           Commercial Paper
           (3.67% of total investments) (a)

           DEPOSITORY INSTITUTIONS (3.67%)
1,000,000  UBS Finance (DE), Inc., 6.500%,
           due 01/02/1998      .................                999,819
                                                            -----------
           Total commercial paper (cost $999,819).              999,819
                                                            -----------
           Total investments in securities
           (cost $25,967,978) (c)................           $27,265,057
                                                            ===========
----------------------
(a) Using Standard Industry Codes prepared by the Technical Committee on Industrial Classifications
(b)   Non-dividend paying common stock
(c)   Cost also represents cost for federal income tax purposes
(d)   Restricted under Rule 144A of the Securities Act of 1933

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

Common Stock Portfolio
Statement of Investments in Securities

December 31, 1997

================================================================================

  NUMBER
 OF SHARES                  SECURITY                    VALUE
--------------------------------------------------------------------------------

           Common Stocks
           (94.98% of total investments) (a)

           APPAREL AND ACCESSORY STORES (3.13%)
  196,900  The Finish Line, Inc. (b)..............  $ 2,584,313
  154,500  Goody's Family Clothing, Inc. (b)......    4,200,391
                                                    -----------
                                                      6,784,704
                                                    -----------
           BUSINESS SERVICES (12.04%)
  213,550  Affiliated Computer Services, Inc. (b).    5,618,928
  142,900  Autodesk, Inc. ........................    5,287,300
  126,850  DataWorks Corporation (b)..............    2,521,143
  143,050  First Data Corporation.................    4,184,213
  126,900  Rent-Way, Inc. (b).....................    2,347,650
  192,100  Renter's Choice, Inc. (b)..............    3,938,050
  120,250  Sotheby's Holdings, Inc. ..............    2,224,625
                                                    -----------
                                                     26,121,909
                                                    -----------

           CHEMICALS & ALLIED PRODUCTS (1.41%)
   73,600  The B.F. Goodrich Company..............    3,049,763
                                                    -----------
           COMMUNICATIONS BY PHONE, TELEVISION,
           RADIO, CABLE (6.03%)
  312,250  Brightpoint, Inc. (b)..................    4,332,469
  160,250  Cincinnati Bell, Inc. .................    4,967,750
  260,950  LCI International, Inc. (b)............    3,783,775
                                                    -----------
                                                     13,083,994
                                                    -----------

           DEPOSITORY INSTITUTIONS (5.93%)

  141,400  John Alden Financial Corporation.......    3,393,600
  124,000  Norwest Corporation....................    4,789,500
   41,850  U.S. Bancorp...........................    4,684,563
                                                    -----------
                                                     12,867,663
                                                    -----------

           DURABLE GOODS-- WHOLESALE (6.19%)
  239,150  IKON Office Solutions, Inc. ...........    6,726,094
  118,650  Pomeroy Computer Resources, Inc. (b)...    2,106,037
  185,850  Watsco, Inc. ..........................    4,588,079
                                                    -----------
                                                     13,420,210
                                                    -----------

           EATING AND DRINKING PLACES (1.53%)
  144,750  ShowBiz Pizza Time, Inc. (b)...........    3,329,250
                                                    -----------
           ELECTRIC, GAS, WATER, COGENERATION,
           SANITARY SERVICES (4.51%)
  289,100  Kinder Morgan Energy Partners, L.P. ...    9,793,263
                                                    -----------
           ELECTRICAL EQUIPMENT,
           EXCEPT COMPUTERS (3.01%)
   92,200  Comverse Technology, Inc. (b)..........    3,595,800
  177,800  Exar Corporation (b)...................    2,933,700
                                                    -----------
                                                      6,529,500
                                                    -----------

           FOOD STORES (1.64%)
  139,900  Casey's General Stores, Inc. ..........    3,549,962
                                                    -----------
           GENERAL MERCHANDISE STORES (3.12%)
  230,600  Family Dollar Stores, Inc. ............    6,759,347
                                                    -----------
           HEALTH SERVICES (2.82%)

   92,050  Prime Medical Services, Inc. (b).......    1,271,395
  185,125  Quorum Health Group, Inc. (b)..........    4,836,391
                                                    -----------
                                                      6,107,786
                                                    -----------

           HOME FURNITURE AND EQUIPMENT STORES (2.02%)
  113,850  Tandy Corporation......................    4,390,284
                                                    -----------
           HOTELS, OTHER LODGING PLACES (2.94%)
  144,513  Fairfield Communities, Inc. (b)........    6,376,636
                                                    -----------
           INDUSTRIAL, COMMERCIAL MACHINERY,
           COMPUTERS (4.13%)
  161,850  EMC Corporation (b)....................    4,440,678
  119,000  Lexmark International Group, Inc. (b)..    4,522,000
                                                    -----------
                                                      8,962,678
                                                    -----------

           MEASURING INSTRUMENTS, PHOTO GOODS,
           WATCHES (10.94%)
  124,600  Analogic Corporation...................    4,734,800
  140,050  DENTSPLY International, Inc. ..........    4,271,525
  136,650  Sola International, Inc. (b)...........    4,441,125
   86,900  STERIS Corporation (b).................    4,192,925
  161,900  Waters Corporation (b).................    6,091,488
                                                    -----------
                                                     23,731,863
                                                    -----------

           NON-DURABLE GOODS WHOLESALE (2.70%)
   62,250  Chemed Corporation.....................    2,579,453
  166,525  U.S. Office Products Company (b).......    3,268,053
                                                    -----------
                                                      5,847,506
                                                    -----------

           OIL & GAS EXTRACTION (7.48%)
   58,200  BJ Services Company (b)................    4,186,733
  160,690  Enron Oil & Gas Company................    3,404,539
   75,400  Ocean Energy, Inc. (b).................    3,718,125
  101,950  Transocean Offshore Inc. ..............    4,912,665
                                                    -----------
                                                     16,222,062
                                                    -----------

           PAPER AND ALLIED PRODUCTS (2.90%)
   81,400  Schweitzer-Mauduit International, Inc.     3,032,150
   35,950  St. Joe Corporation....................    3,253,475
                                                    -----------
                                                      6,285,625
                                                    -----------
           PERSONAL SERVICES (1.48%)
   71,700  H&R Block, Inc. .......................    3,213,020
                                                    -----------
           RAILROAD TRANSPORTATION (2.56%)
  174,650  Kansas City Southern Industries, Inc. .    5,545,137
                                                    -----------
           SECURITY AND COMMODITY BROKERS (3.59%)
   40,050  Franklin Resources, Inc. ..............    3,481,827
   99,350  The John Nuveen Company................    3,477,250
   28,950  New England Investment Companies, L.P.       828,694
                                                    -----------
                                                      7,787,771
                                                    -----------

           STONE, CLAY, GLASS, CONCRETE (2.88%)
  217,000  Department 56, Inc. (b)................    6,238,750
                                                   ------------
           Total common stocks (cost $189,451,207) $205,998,683
                                                   ------------

================================================================================
PRINCIPAL
  AMOUNT                    SECURITY                    VALUE
--------------------------------------------------------------------------------

           Commercial Paper
           (5.02% of total investments) (a)

            DEPOSITORY INSTITUTIONS (5.02%)
$10,900,000 UBS Finance (DE), Inc., 6.500%,
            due 01/02/1998 ................        $ 10,898,032
                                                   ------------
            Total commercial paper
            (cost $10,898,032) ............          10,898,032
                                                   ------------
            Total investments in securities
            (cost $200,349,239) (c) .......        $216,896,715
                                                   ------------
--------------------------------------------

(a) Using Standard Industry Codes prepared by the Technical Committee on Industry Classifications
(b)   Non-dividend paying common stock
(c)   Cost also represents cost for federal income tax purposes

The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

Corporate Bond Portfolio
Statement of Investments in Securities

December 31, 1997

================================================================================
PRINCIPAL
  AMOUNT                    SECURITY                    VALUE
-------------------------------------------------------------------------------

           Corporate Bonds
           (60.14% of total investments) (a)

           AIR TRANSPORTATION (1.44%)
$ 173,329  Delta Airlines 1992 ETC-C, 8.540%,
           due 01/02/2007.........................   $  189,361
   99,291  United Airlines 1996-A1 Pass Thru
           Certificate,
           7.270%, due 01/30/2013.................      101,153
                                                     ----------
                                                        290,514
                                                     ----------
           AUTO REPAIR AND PARKING (2.13%)
  100,000  Amerco -MTN, 6.710%, due 10/15/2008....      100,457
  300,000  Amerco -MTN, 7.470%, due 01/15/2027....      329,250
                                                     ----------
                                                        429,707
                                                     ----------

           BUSINESS SERVICES (1.00%)
  200,000  Computervision Corporation, 11.375%,
           due 08/15/1999.........................      202,000
                                                     ----------
           CHEMICALS AND ALLIED PRODUCTS (1.02%)
  200,000  Smith International, Inc., 7.000%,
           due 09/15/2007   .....................       206,500
                                                     ----------
           COMMUNICATIONS BY PHONE, TELEVISION,
           RADIO, CABLE (3.65%)
  285,000  Continental Cablevision, Inc., 9.000%,
           due 09/01/2008.........................      332,381
  100,000  Hutchison Whampoa Finance, YANK Series B,
           7.450%, due 08/01/2017 (d).............       88,865
  300,000  News America Holdings, 7.750%,
           due 01/20/2024 ........................      315,750
                                                     ----------
                                                        736,996
                                                     ----------

           DEPOSITORY INSTITUTIONS (5.11%)

  300,000  Dao Heng Bank Ltd., 7.750%,
           due 01/24/2007 (d) .....................     264,375
  750,000  St. Paul Bancorp, 7.125%,
           due 02/15/2004 .........................     766,875
                                                     ----------
                                                      1,031,250
                                                     ----------

           DURABLE GOODS -- WHOLESALE (2.16%)
  400,000  Pioneer Standard Electronics Inc., 8.500%,
           due 08/01/2006.........................      436,000
                                                     ----------
           ELECTRIC, GAS, WATER, COGENERATION,
           SANITARY SERVICES (14.77%)
  250,000  Avon Energy Partners Holdings, 6.730%,
           due 12/11/2002 (d).....................      251,250
  500,000  CMS Energy Corporation, 7.375%,
           due 11/15/2000 (d).....................      498,125
  500,000  Coastal Corporation, 6.700%,
           due 02/15/2027         ................      516,250
  200,000  Long Island Lighting Company, 7.500%,
           due 03/01/2007.........................      207,250
  100,000  Salton Sea Funding Corporation,
           Series E, 8.300%, due 05/30/2011.......      107,250
  250,000  Southern Investments Capital, 8.230%,
           due 02/01/2027.........................      268,950
  250,000  Tata Electric Company, 7.875%,
           due 08/19/2007 (d).....................      240,938
  300,000  Tenneco Inc., 10.200%, due 03/15/2008..      380,625
  250,000  Trench Electric S.A. and Trench
           Inc., 10.250%, due 12/15/2007 (d)......      254,687
  250,000  USA Waste Services, Inc., 7.000%,
           due 10/01/2004.........................      256,875
                                                     ----------
                                                      2,982,200
                                                     ----------

           HOME FURNITURE AND EQUIPMENT
           STORES (2.82%)
  550,000  MacSaver Financial Services,
           7.875%, due 08/01/2003.................      569,250
                                                     ----------
           INSURANCE COMPANIES (3.00%)
  150,000  Delphi Financial, 8.000%,
           due 10/01/2003 ........................      155,438
  400,000  Delphi Funding LLC, 9.310%,
           due 03/25/2027 ........................      450,500
                                                     ----------
                                                        605,938
                                                     ----------

           LUMBER AND WOOD PRODUCTS,
           EXCEPT FURNITURE (1.53%)
  300,000  West Fraser Mill, 7.250%,
           due 09/15/2002 (d) .....................     308,250
                                                     ----------
           MINING -- METALS AND ORES (1.73%)
  300,000  Echo Bay Mines, 11.000%, due 04/01/2027      240,000
           150,000 Pohang Iron and Steel Company,
           7.125%, due 11/01/2006..................     109,366
                                                     ----------
                                                        349,366
                                                     ----------

           MISCELLANEOUS MANUFACTURING (0.50%)
  100,000  USI American Holdings, Inc., 7.250%,
           due 12/01/2006.........................      100,875
                                                     ----------

           NON-DEPOSITORY CREDIT INSTITUTIONS (4.79%)
  100,000  Associates Corporation of North America,
           6.450%, due 10/15/2001.................      101,000
  250,000  DSPL Finance Company, 9.120%,
           due 12/30/2010 (d).....................      195,288
  350,000  MCN Financing VI, 6.850%,
           due 10/28/1999 (d).....................      353,598
  300,000  Safeco Capital Trust I, 8.072%,
           due 07/15/2037  .......................      316,125
                                                     ----------
                                                        966,011
                                                     ----------

           OIL AND GAS EXTRACTION (2.57%)
  500,000  Petrozuata Finance, Inc., 8.220%,
           due 04/01/2017 (d).....................      518,750
                                                     ----------
           PAPER AND ALLIED PRODUCTS (1.05%)
  200,000  Westvaco Corporation, 10.300%,
           due 01/15/2019 .......................       212,500
                                                     ----------

           REAL ESTATE INVESTMENT TRUSTS (REITS) (3.52%) 400,000 Chelsea GCA Realty Partnership, L.P., 7.250%,
           due 10/21/2007.........................      407,000
  300,000  JDN Realty Corporation, 6.800%,
           due 08/01/2004 ........................      303,750
                                                     ----------
                                                        710,750
                                                     ----------

           SECURITY AND COMMODITY BROKERS (7.35%)
  250,000  Lehman Brothers Holdings, Inc., 8.875%,
           due 02/15/2000.........................      263,437
  250,000  Lehman Brothers Holdings, Inc. Series
           E - MTN  6.625%, due 12/27/2002........      251,562
  300,000  Morgan Stanley Finance Plc, 8.030%,
           due 02/28/2017.........................      319,500
  500,000  Salomon, Inc., 6.250%, due 10/01/1999..      500,625
  150,000  Salomon, Inc. Series C - MTN, 6.500%,
           due 08/15/2003.........................      149,438
                                                     ----------
                                                      1,484,562
                                                     ----------
           Total corporate bonds
           (cost $11,858,045) .................... $ 12,141,419
                                                     ==========


                                  (Continued)

CONSECO SERIES TRUST

Corporate Bond Portfolio

Statement of Investments in Securities - Continued
December 31, 1997

================================================================================
PRINCIPAL
  AMOUNT                    SECURITY                                     VALUE
--------------------------------------------------------------------------------

           Municipal Bonds
           (6.88% of total investments) (a)
           PUBLIC FINANCE, TAXATION (6.88%)
$ 375,000  Doylestown Pennsylvania, Hospital Authority,
           Revenue, 8.375%, due 07/01/2008........ .............    $   413,906
  100,000  Fort Worth Texas, Higher Education, Finance
           Corporation, Revenue, 7.500% , due 10/01/2006 .......        103,000
  160,000  Lake County Florida, Resource Recovery, Industrial
           Development, Revenue, 7.125%, due 10/01/1999 ........        160,400
  300,000  Mississippi Hospital Equipment and Facilities,
           Authority Revenue, 9.100%, due 04/01/2006     .......        322,500
  382,445  Philadelphia Pennsylvania, Authority for Industrial
           Development, Revenue, 6.488%, due 06/15/2004 ........        389,616
                                                                     ----------
           Total municipal bonds (cost $ 1,341,469) ............      1,389,422
                                                                     ----------
           Asset Backed Securities
           (10.67% of total investments) (a)
  200,000  EQCC Home Equity Loan Trust 97-1 A7, 7.120%,
           due 05/15/2028.......................................        206,463
  200,000  Green Tree Financial Corp 1994-4 A5, 8.300%,
           due 07/15/2019.......................................        221,554
  119,997  Green Tree Recreational Equipment & Consumer
           96-A A1, 5.550%, due 02/15/2018......................        119,500
  466,749  Green Tree Recreational Equipment & Consumer
           Trust, 97-C B, 6.750%, due 02/15/2018................        466,676
  292,253  Lehman FHA Title 1 Loan Trust 96-2 A2, 6.780%
           due 03/25/2008.......................................        293,760
  200,000  National Car Rental Financing Limited Partnership
           1996-1 A2, 6.800%, due 04/20/2000....................        201,926
  250,000  Newcourt Receivables Asset Trust 1997-1 A3,
           6.110%, due 05/21/2001...............................        250,078
  392,736  New York City Tax Lien 1996-1 B, 6.910%,
           due 05/25/2005.......................................        393,042
                                                                     ----------
           Total asset backed securities
           (cost $ 2,124,306)...................................      2,152,999
                                                                     ==========
           Collateralized Mortgage Obligations
           (6.40% of total investments) (a)
  138,624  FHLMC Structured Pass Through Securities T-4 A1,
           7.625%, due 08/25/2022................................       142,176
  500,000  Iroquois Trust 97-1 A, 7.000%, due 12/15/2006 ........       503,887
  228,915  JP Morgan Commercial Mortgage Finance
             Corporation 96-C2 A, 6.470%, due 11/25/2027 ........       231,455
  180,863  JP Morgan Commercial Mortgage Finance
           Corporation 97-C4 A1, 6.939%, due 12/26/2028 .........       183,237
  223,639  Rural Housing Trust 1987-1 3B, 7.330%,
           due 04/01/2026........................................       230,698
                                                                     ----------
           Total collateralized mortgage obligations
           (cost $ 1,277,335)....................................     1,291,453
                                                                     ==========
           U. S. Government and Agency Obligations
           (10.96% of total investments) (a)
  405,951  Federal Home Loan Mortgage Corp., # G00479,
           9.000%, due 04/01/2025..................................    431,958
  250,000  Federal Home Loan Bank, 5.825%,
           due 11/19/1999..........................................    250,045
   33,175  Federal National Mortgage Assn., # 062289,
           6.710%, due 03/01/2028..................................     33,714
  228,920  Federal National Mortgage Assn., # 183567,
           7.500%, due 11/01/2022..................................    234,357
  213,983  Federal National Mortgage Assn., # 286122,
           7.000%, due 06/01/2024..................................    215,655
  189,396  Federal National Mortgage Assn., # 349410,
           7.000%, due 08/01/2026..................................    190,875
    1,397  Government National Mortgage Assn., # 051699,
           15.000%, due 07/15/2011.................................      1,666
    2,630  Government National Mortgage Assn., # 056522,
           14.000%, due 08/15/2012.................................      3,120
   85,943  Government National Mortgage Assn., # 354859,
           9.000%, due 07/15/2024..................................     91,959
  250,000  U.S. Treasury Bond, 6.125%, due 08/15/2007 .............    257,017
  500,000  U.S. Treasury Note, 5.875%, due 08/31/1999 .............    501,715
                                                                    ----------
           Total U.S. government and agency obligations
           (cost $ 2,184,384)......................................  2,212,081
                                                                    ----------

           Commercial Paper
           (4.95% of total investments) (a)

           DEPOSITORY INSTITUTIONS (4.95%)
1,000,000  UBS Finance (DE), Inc., 6.500%, due 01/02/1998 ...          999,819
                                                                   -----------
           Total commercial paper (cost $ 999,819) ..........          999,819
                                                                   -----------
           Total investments in securities
           (cost $ 19,785,358) (c) ..........................      $20,187,193
                                                                   ===========

----------
(a) Using Standard Industry Codes prepared by the Technical Committee on Industrial Classifications
(b)   Non-dividend paying common stock
(c)   Cost also represents cost for federal income tax purposes
(d)   Restricted under Rule 144A of the Securities Act of 1933

The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

Government Securities Portfolio
Statement of Investments in Securities

December 31, 1997

================================================================================
PRINCIPAL
  AMOUNT                    SECURITY                                    VALUE
--------------------------------------------------------------------------------
           Corporate Bonds
           (17.35% of total investments) (a)

           COMMUNICATIONS BY PHONE, TELEVISION,
           RADIO, CABLE (6.78%)
$ 250,000  LCI International, Inc., 7.250%,
           due 06/15/2007. .....................................      $ 260,000
                                                                     ----------
           PETROLEUM-REFINING AND
           RELATED INDUSTRIES (2.68%)
  100,000  Ultramar Diamond Shamrock Corporation,
           7.200%, due 10/15/2017...............................        102,875
                                                                     ----------
           SECURITY AND COMMODITY BROKERS (7.89%)
  100,000  Lehman Brothers Holdings, Inc., Series E,
           MTN,  6.710%, due 10/12/1999.........................        101,000
  100,000  Lehman Brothers Holdings, Inc., Series E,
           MTN, 6.625%, due 12/27/2002..........................        100,625
  100,000  Salomon, Inc., 6.750%, due 02/15/2003................        101,375
                                                                      ---------
                                                                        303,000
                                                                      ---------
           Total corporate bonds (cost $657,678)................        665,875
                                                                      =========
           Municipal Bonds
           (5.23% of total investments) (a)

           PUBLIC FINANCE, TAXATION (5.23%)
  200,000  Carondelet California Health Systems, 6.250%,
           due 07/01/2001.......................................        200,500
           Total municipal bonds (cost $199,868)................        200,500

           Asset Backed Securities
           (16.69% of total investments) (a)

  200,000  EQCC Home Equity Loan Trust 97-1 A7, 7.120%,
           due 05/15/2028.......................................        206,463
  233,374  Green Tree Recreational Equipment & Consumer
           Trust, 97-C B, 6.750%, due 02/15/2018................        233,338
  200,000  Tiers Asset-Backed Securities, Series CHAMT
           Trust 1997-7, 6.688%, due 11/15/2003.................        200,875
                                                                      ---------
                                                                        640,676
                                                                      ---------
           Total asset backed securities
           (cost $636,555)......................................        640,676
                                                                      =========
           U. S. Government and Agency Obligations
           (60.73% of total investments) (a)

  250,000  Federal Home Loan Bank, 7.200%, due 11/06/2007               250,117
  173,265  Federal Home Loan Mortgage Corp., # D66012,
           7.000%, due 11/01/2025...............................        174,944
  106,522  Federal Home Loan Mortgage Corp., # E00441,
           7.500%, due 07/01/2011...............................        109,384
  150,000  Federal Home Loan Mortgage Corp., Multi Family
           Pool, 6.775%, due 11/01/2003.........................        153,680
  121,130  Federal National Mortgage Assn., # 174166,
           8.000%, due 06/01/2002...............................        124,045
  135,278  Federal National Mortgage Assn., # 303780,
           7.000%, due 03/01/2026...............................        136,335
  300,000  Federal National Mortgage Assn., Medium Term
           Note, 8.000%, due 02/06/2012.........................        300,354
  429,801  Government National Mortgage Assn., # 408675,
           7.500%, due 01/15/2026...............................        440,680
    1,500  Government National Mortgage Assn., # 044522,
           13.000%, due 03/15/2011..............................          1,755
    7,028  Government National Mortgage Assn., # 119896,
           13.000%, due 11/15/2014..............................          8,224
  100,000  Tennessee Valley Authority, 6.250%,
           due 12/15/2017.......................................        100,250
  200,000  U.S. Treasury Bond, 8.000%, due 11/15/2021 ..........        249,492
   75,000  U.S. Treasury Bond, 6.625%, due 02/15/2027 ..........         81,409
  200,000  U.S. Treasury Note, 5.750%, due 08/15/2003 ..........        200,174
                                                                    -----------
                                                                      2,330,843
                                                                    -----------
           Total U.S. government and agency obligations
           (cost $2,305,368)....................................      2,330,843
                                                                    -----------
           Total investments in securities
           (cost $3,799,469) (b)................................    $ 3,837,894
                                                                    ===========
------------------
(a) Using Standard Industry Codes prepared by the Technical Committee on Industrial Classifications
(b)   Cost also represents cost for federal income tax purposes

 The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

Money Market Portfolio
Statement of Investments in Securities

December 31, 1997

================================================================================
PRINCIPAL
  AMOUNT                    SECURITY                               VALUE (b)
--------------------------------------------------------------------------------

           Commercial Paper
           (100.00% of total investments) (a)

           BUSINESS SERVICES (4.72%)
$ 390,000  First Data Corporation, 5.600%,
           due 02/18/1998 ........................................       387,088
                                                                     -----------
           CHEMICALS AND ALLIED PRODUCTS (4.82%)
  400,000  Schering Corporation, 5.720%,
           due 03/19/1998 ........................................       395,106
                                                                     -----------
           COMMUNICATIONS BY PHONE, TELEVISION,
           RADIO, CABLE (14.24%)
  400,000  Ameritech Corporation, 5.580%, due 01/23/1998 .........       398,636
  380,000  AT&T Corporation, 5.500%, due 01/02/1998 ..............       379,942
  390,000  Lucent Technologies, Inc., 5.550%,
           due 01/22/1998 ........................................       388,738
                                                                     -----------
                                                                       1,167,316
                                                                     -----------

           DEPOSITORY INSTITUTIONS (4.67%)
  385,000  Abbey National PLC, 5.510%,
           due 02/03/1998 ........................................       383,056
                                                                     -----------
           ELECTRIC, GAS, WATER, COGENERATION,
           SANITARY SERVICES (4.59%)
  380,000  Southern Company, 5.740%,
           due 03/02/1998 ........................................       376,365
                                                                     -----------
           FOOD AND KINDRED PRODUCTS (4.97%)
  410,000  Archer Daniels Midland Company, 5.640%,
           due 02/09/1998.........................................       407,495
                                                                     -----------
           FOOD STORES (9.74%)
  420,000  Southland Corporation, 5.630%, due 01/16/1998 .........       419,015
  380,000  Winn-Dixie Stores, Inc., 5.520%,
           due 01/06/1998 ........................................       379,709
                                                                     -----------
                                                                         798,724
                                                                     -----------
           GENERAL MERCHANDISE STORES (4.62%)
  380,000  May Department Stores Company, 5.520%,
           due 01/23/1998.........................................       378,718
                                                                     -----------
           INSURANCE COMPANIES (4.63%)
  380,000  AON Corporation, 5.560%, due 01/09/1998 ...............       379,530
                                                                     -----------

           NON-DEPOSITORY CREDIT INSTITUTIONS (18.81%)
  410,000  American General Finance Corporation, 5.590%,
           due 02/27/1998.........................................       406,371
  380,000  Associates Corporation of North America, 5.520%,
           due 01/26/1998.........................................       378,544
  380,000  General Electric Capital Corporation, 5.530%,
           due 02/11/1998.........................................       377,606
  380,000  National Rural Utilities Corporation, 5.530%,
           due 01/09/1998.........................................       379,533
                                                                     -----------
                                                                       1,542,054
                                                                     -----------
           SECURITY AND COMMODITY BROKERS (19.59%)
  390,000  Goldman Sachs Group, L.P., 5.680%,
           due 04/24/1998.........................................       383,047
  420,000  J.P. Morgan & Company, Inc., 5.580%,
           due 02/10/1998.........................................       417,396
  420,000  Merrill Lynch & Company, Inc., 5.590%,
           due 02/27/1998.........................................       416,283
  390,000  Morgan Stanley, Dean Witter, Discover & Company,
           5.540%, due 01/12/1998.................................       389,340
                                                                     -----------
                                                                       1,606,066
                                                                     -----------

           MUNICIPAL BONDS -- REVENUE (4.60%)
  380,000  Province of Quebec, 5.730%, due 02/20/1998 ............       376,976
                                                                     -----------
           Total commercial paper.................................     8,198,494
                                                                     -----------
           Total investments in securities........................   $ 8,198,494
                                                                     ===========
--------------------
(a) Using Standard Industry Codes prepared by the Technical Committee on Industrial Classifications
(b)   Value also represents cost for federal income tax purposes

The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

Notes to Financial Statements

December 31, 1997

================================================================================

(1) GENERAL

      Conseco Series Trust (the "Trust") is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended ("the Act"), and was organized as a Massachusetts Trust effective November 15, 1982. The Trust offers shares only to affiliated life insurance company separate accounts (registered as unit investment trusts under the Act) to fund the benefits under variable annuity contracts.

      Effective May 1, 1993, Great American Reserve Variable Annuity Account C ("Account C") transferred its assets to the Trust in exchange for shares of the Common Stock, Corporate Bond (newly created effective May 1, 1993) and Money Market Portfolios. Since May 1, 1993, the Trust continues to offer shares of each of its portfolios to Account C.

      On July 25, 1994 Great American Reserve Variable Annuity Account E commenced operations and began investing in the shares of the Trust's portfolios.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION, TRANSACTIONS, AND RELATED INVESTMENT INCOME

      The investments in each portfolio are valued at the end of each New York Stock Exchange business day. Investment transactions are accounted for on the valuation date following the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined on the specific identification basis. The Trust does not hold any investments which are restricted as to resale, except certain bonds (designated as footnote (d) in the applicable Statement of Investments) held in the Corporate Bond and the Asset Allocation Portfolios, all of which are eligible for resale under Rule 144A of the Securities Act of 1933.

      The Board of Trustees (the "Trustees") determined that it will value the Money Market Portfolio investments at amortized cost, which is conditioned on the Trust's compliance with certain conditions contained in Rule 2a-7 of the Act. The investment adviser of the Trust continuously reviews this method of valuation and recommends changes to the Trustees, if necessary, to ensure that the Money Market Portfolio investments are valued at fair value (as determined by the Trustees in good faith).

      In all portfolios of the Trust, except for the Money Market Portfolio, securities traded on a national securities exchange are valued at closing market prices. Listed securities for which no sale was reported on the valuation date are valued at the mean of the closing bid and asked prices. Short term notes, U.S. government obligations maturing within one year or less from the date purchased and bank certificates of deposit are valued at amortized cost, which approximates fair value.

      Fixed income securities for which representative market quotes are readily available are valued at the mid-day mean between the closing bid and asked prices as quoted by one or more dealers who make a market in such securities.

FEDERAL INCOME TAXES

      Each portfolio is treated as a separate taxable entity for federal income tax purposes and qualifies as a regulated investment company under the Internal Revenue Code. The Trust intends to continue to distribute all taxable income to shareholders, and therefore, no provision has been made for federal income taxes.

DIVIDENDS TO SHAREHOLDERS

      Dividends are declared and reinvested from the sum of net investment income and net realized short-term capital gains or losses on a daily basis in the Money Market Portfolio, on a monthly basis in the Corporate Bond and Government Securities Portfolios and on a quarterly basis in the Asset Allocation and Common Stock Portfolios. Distributions are declared and reinvested from net realized long-term capital gains on an annual basis.

INCOME EQUALIZATION

      All portfolios, except the Money Market Portfolio, follow the accounting practice known as income equalization by which a portion of the proceeds from sales and costs of redemptions of shares is equivalent, on a per share basis, to the amount of distributable investment income on the date the transaction is credited or charged to undistributed income. As a result, undistributed investment income per share is not materially affected by sales or redemptions of the portfolio shares.

USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

(3)   TRANSACTIONS WITH AFFILIATES

      As investment adviser of the Trust, Conseco Capital Management, Inc. (the "Adviser"), a wholly-owned subsidiary of Conseco, Inc., a publicly-held specialized financial services holding company listed on the New York Stock Exchange, charges an investment advisory fee based on the daily net asset value at an annual rate of 0.55 percent for the Asset Allocation Portfolio, 0.60 percent for the Common Stock Portfolio, 0.50 percent for the Corporate Bond and Government Securities Portfolios and 0.25 percent for the Money Market Portfolio. The total fees paid to the Adviser were $1,400,378 and $1,008,557 for the years ended December 31, 1997 and 1996, respectively. The Adviser has agreed to limit the operating expenses of each portfolio so that the ratio of expenses, including investment advisory fees, to average net assets on an annual basis shall not exceed 0.75 percent for the Asset Allocation Portfolio, 0.80 percent for the Common Stock Portfolio, 0.70 percent for the Corporate Bond Portfolio and the Government Securities Portfolio, and 0.45 percent for the Money Market Portfolio.

(4)   INVESTMENT TRANSACTIONS

      The aggregate costs of purchases of investments (excluding U.S. government securities and short-term investments) were $576,039,967 and $310,865,829 for the years ended December 31, 1997 and 1996, respectively. The aggregate proceeds from the sales of investments (excluding U.S. government securities and short-term investments) were $550,463,585 and $303,932,165 for the years ended December 31, 1997 and 1996, respectively.

   The aggregate costs of purchases of U.S. government securities (excluding short-term investments) were $37,115,869 and $21,225,121 for the years ended December 31, 1997 and 1996, respectively. The aggregate proceeds from sales of U.S. government securities (excluding short-term investments) were $38,057,662 and $16,767,507 for the years ended December 31, 1997 and 1996, respectively.

CONSECO SERIES TRUST

December 31, 1997

====================================================================================================================================
(4) INVESTMENT TRANSACTIONS (Continued)
   Gross unrealized appreciation and depreciation of investments at December 31,1997 are shown below:

====================================================================================================================================
                                                                ASSET         COMMON        CORPORATE    GOVERNMENT        MONEY
                                                             ALLOCATION        STOCK          BOND       SECURITIES       MARKET
                                                              PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation ............................  $ 2,081,297    $ 24,460,287   $  548,818    $     41,476    $        --
Gross unrealized depreciation ............................     (784,218)     (7,912,811)    (146,983)         (3,051)            --
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation ..............................  $ 1,297,079    $ 16,547,476   $  401,835    $     38,425    $        --
====================================================================================================================================

(5) NET ASSETS
   Net assets at December 31, 1997 are shown below.

====================================================================================================================================
                                                                ASSET         COMMON        CORPORATE    GOVERNMENT        MONEY
                                                             ALLOCATION        STOCK          BOND       SECURITIES       MARKET
                                                              PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Proceeds from the sales of shares since organization,
   less cost of shares redeemed
   and net equalization..........................          $  26,625,323   $200,438,125   $21,013,370   $  4,246,800   $ 8,602,736
Undistributed net realized losses on sales of investments            --            --        (138,350)       (14,950)           --
Net unrealized appreciation of investments ...............     1,297,079     16,547,476       401,835         38,425            --
------------------------------------------------------------------------------------------------------------------------------------
     Total net assets.....................................  $ 27,922,402   $216,985,601   $21,276,855   $  4,270,275   $ 8,602,736
====================================================================================================================================

(6) FINANCIAL HIGHLIGHTS
   Following are the financial highlights for each portfolio for the years ended

December 31, 1993 through 1997:

                                                                                   ASSET ALLOCATION PORTFOLIO
                                                              ======================================================================
                                                                1997           1996           1995          1994           1993
====================================================================================================================================
Net asset value per share, beginning of year..............  $     13.470   $    12.390    $   11.040    $    11.400    $     11.630
   Income from investment operations (a):
     Net investment income................................         0.441         0.419         0.508          0.463           0.410
     Net realized gains (losses) and change in unrealized
     appreciation (depreciation) on investments...........         2.116         2.774         2.976         (0.526)          0.218
------------------------------------------------------------------------------------------------------------------------------------
         Total income (loss) from investment operations...         2.557         3.193         3.484         (0.063)          0.628
------------------------------------------------------------------------------------------------------------------------------------
   Distributions (a):
     Dividends from net investment income and net realized
       short-term capital gains...........................        (2.195)       (2.075)       (1.827)        (0.266)         (0.570)
     Distribution of net realized long-term capital gains.        (0.512)       (0.038)       (0.307)        (0.031)         (0.288)
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions..............................        (2.707)       (2.113)       (2.134)        (0.297)         (0.858)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of year ...................  $     13.320   $    13.470    $   12.390    $    11.040    $     11.400
====================================================================================================================================
Total return (b) (d)......................................         17.85%        28.30%        31.49%         (0.55%)         10.38%
Ratios/supplemental data
   Net assets, end of year (c)............................  $ 27,922,402   $16,732,206    $9,583,375    $ 6,172,390    $  6,161,924
   Ratio of expenses to average net assets (d)............          0.75%         0.75%         0.75%          0.75%           0.75%
   Ratio of net investment income to average net assets (d)         3.14%         3.15%         4.11%          4.20%           3.55%
   Portfolio turnover rate................................        369.39%       208.13%       194.16%        223.92%         539.90%
   Average commission paid (e) ...........................  $       0.06   $      0.06           N/A            N/A             N/A

--------------------
(a) Per share amounts presented are based on an average of monthly shares outstanding throughout the periods indicated.
(b) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(c) Accounts C and E became shareholders in the Trust effective May 1, 1993 and July 25, 1994, respectively.
(d) These ratios have been favorably affected by a guarantee from the Adviser that the ratio of expenses to average net assets would not exceed 0.75 percent for the Asset Allocation Portfolio, 0.80 percent for the Common Stock Portfolio, 0.70 percent for the Corporate Bond and the Government Securities Portfolios and 0.45 percent for the Money Market Portfolio. If the aforementioned guarantee had not been in affect during the period, the ratio would have been 0.84 percent for the Asset Allocation Porfolio.
(e) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the Securities and Exchange Commission beginning in 1996.

CONSECO SERIES TRUST

December 31, 1997

====================================================================================================================================

(6) FINANCIAL HIGHLIGHTS (Continued)

                                                                                     COMMON STOCK  PORTFOLIO
                                                                ===================================================================
                                                                1997           1996           1995          1994          1993
===================================================================================================================================
Net asset value per share, beginning of year .............  $     21.850   $     18.840   $     16.540   $    16.690   $     16.880
   Income from investment operations (a):
     Net investment income...............................          0.064          0.013          0.340         0.240          0.232
     Net realized gains and change in unrealized
       appreciation on investments.......................          4.060          8.169          5.675         0.072          0.920
-----------------------------------------------------------------------------------------------------------------------------------
         Total income from investment operations..........         4.124          8.182          6.015         0.312          1.152
-----------------------------------------------------------------------------------------------------------------------------------
   Distributions (a):
     Dividends from net investment income and net realized
       short-term capital gains...........................        (4.232)        (4.209)        (2.807)       (0.327)        (1.181)
     Distribution of net realized long-term capital gains.        (1.582)        (0.963)        (0.908)       (0.135)        (0.161)
-----------------------------------------------------------------------------------------------------------------------------------
         Total distributions..............................        (5.814)        (5.172)        (3.715)       (0.462)        (1.342)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of year ...................  $     20.160   $     21.850   $     18.840   $    16.540   $     16.690
===================================================================================================================================
Total return (b) (d)......................................         18.68%         44.99%         36.30%         1.92%          8.35%
Ratios/supplemental data
   Net assets, end of year (c)............................  $216,985,601   $171,332,490   $109,635,525   $74,759,728   $ 66,799,824
   Ratio of expenses to average net assets (d)............          0.80%          0.80%          0.80%         0.80%          0.80%
   Ratio of net investment income to average net assets (d)         0.28%          0.06%          1.80%         1.47%          1.40%
   Portfolio turnover rate................................        234.20%        177.03%        172.55%       213.67%        205.81%
   Average commission paid (e) ...........................  $       0.06   $       0.06            N/A           N/A            N/A

----------
(a) Per share amounts presented are based on an average of monthly shares outstanding throughout the periods indicated.
(b) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(c) Accounts C and E became shareholders in the Trust effective May 1, 1993 and July 25, 1994, respectively.
(d) These ratios have been favorably affected by a guarantee from the Adviser that the ratio of expenses to average net assets would not exceed 0.75 percent for the Asset Allocation Portfolio, 0.80 percent for the Common Stock Portfolio, 0.70 percent for the Corporate Bond and the Government Securities Portfolios and 0.45 percent for the Money Market Portfolio. If the aforementioned guarantee had not been in affect during the period, the ratio would have been 0.80 percent for the Common Stock Portfolio.
(e) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the Securities and Exchange Commission beginning in 1996.

CONSECO SERIES TRUST

December 31, 1997

====================================================================================================================================

(6) FINANCIAL HIGHLIGHTS (Continued)

                                                                                  CORPORATE BOND PORTFOLIO (e)
                                                                ====================================================================
                                                                1997           1996          1995          1994         1993 (e)
===================================================================================================================================
Net asset value per share, beginning of period...........  $      9.970   $    10.150   $     9.450   $     9.980    $    10.000
  Income from investment operations (a):
    Net investment income...............................          0.654         0.662         0.680         0.649          0.417
    Net realized gains (losses) and change in unrealized
      appreciation (depreciation) on investments........          0.309        (0.179)        0.990        (0.912)         0.173
-----------------------------------------------------------------------------------------------------------------------------------
        Total income (loss) from investment operations..          0.963         0.483         1.670        (0.263)         0.590
-----------------------------------------------------------------------------------------------------------------------------------
  Distributions (a):
    Dividends from net investment income and net realized
      short-term capital gains...........................        (0.793)       (0.663)       (0.970)       (0.267)        (0.610)
-----------------------------------------------------------------------------------------------------------------------------------
        Total distributions..............................        (0.793)       (0.663)       (0.970)       (0.267)        (0.610)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period.................  $     10.140    $    9.970   $    10.150   $     9.450    $     9.980
===================================================================================================================================
Total return (b) (d).....................................          9.97%         4.97%        18.25%        (2.65%)         8.84%(f)
Ratios/supplemental data
  Net assets, end of year (c)...........................   $ 21,276,855   $17,463,340   $16,046,368   $12,903,063    $13,577,440
  Ratio of expenses to average net assets (d)............         0.70%          0.70%         0.70%         0.70%          0.70%(f)
  Ratio of net investment income to average net assets (d)        6.50%          6.65%         6.78%         6.78%          6.22%(f)
  Portfolio turnover rate................................       276.46%        276.35%       225.41%       198.48%        406.24%(f)

---------------------
(a) Per share amounts presented are based on an average of monthly shares outstanding throughout the periods indicated.
(b) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(c) Accounts C and E became shareholders in the Trust effective May 1, 1993 and July 25, 1994, respectively. (d) These ratios have been favorably affected by a guarantee from the Adviser that the ratio of expenses to average net assets would not exceed 0.75 percent for the Asset Allocation Portfolio, 0.80 percent for the Common Stock Portfolio, 0.70 percent for the Corporate Bond and the Government Securities Portfolios and 0.45 percent for the Money Market Portfolio. If the aforementioned guarantee had not been in affect during the period, the ratio would have been 0.77 percent for the Corporate Bond Portfolio.
(e) The Corporate Bond Portfolio became an available investment option effective May 1, 1993, with an initial offering price of $10.00.
(f)   Annualized.

CONSECO SERIES TRUST

December 31, 1997

====================================================================================================================================

(6) FINANCIAL HIGHLIGHTS (Continued)

                                                                                 GOVERNMENT SECURITIES PORTFOLIO
                                                                   =================================================================
                                                                    1997          1996          1995           1994            1993
====================================================================================================================================
Net asset value per share, beginning of year ............   $     11.940   $    12.380    $   11.090    $    11.450    $     11.610
   Income from investment operations (a):
     Net investment income................................         0.724         0.722         0.754          0.720           0.738
     Net realized gains (losses) and change in unrealized
      appreciation (depreciation) on investments..........         0.232        (0.409)        1.119         (1.031)          0.281
------------------------------------------------------------------------------------------------------------------------------------
         Total income (loss) from investment operations...         0.956         0.313         1.873         (0.311)          1.019
------------------------------------------------------------------------------------------------------------------------------------
   Distributions (a):
     Dividends from net investment income and net realized
       short-term capital gains...........................        (0.856)       (0.707)       (0.583)        (0.049)         (1.179)
     Distribution of net realized long-term capital gains.            --        (0.046)           --             --              --
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions..............................        (0.856)       (0.753)       (0.583)        (0.049)         (1.179)
====================================================================================================================================
Net asset value per share, end of year ...................  $     12.040   $    11.940    $   12.380    $    11.090    $     11.450
------------------------------------------------------------------------------------------------------------------------------------
Total return (b) (d)......................................         8.26%          2.75%        17.35%         (2.79%)          8.91%
Ratios/supplemental data
   Net assets, end of year (c)............................  $  4,270,275   $ 4,023,691    $4,612,607    $ 4,712,785    $  7,579,366
   Ratio of expenses to average net assets (d)............         0.70%          0.70%         0.70%          0.70%           0.70%
   Ratio of net investment income to average net assets (d)        6.05%          6.02%         6.27%          6.45%           6.30%
   Portfolio turnover rate................................       195.08%        157.62%       284.31%        421.05%         397.42%

-----------------
(a) Per share amounts presented are based on an average of monthly shares outstanding throughout the periods indicated.
(b) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(c) Accounts C and E became shareholders in the Trust effective May 1, 1993 and July 25, 1994, respectively.
(d) These ratios have been favorably affected by a guarantee from the Adviser that the ratio of expenses to average net assets would not exceed 0.75 percent for the Asset Allocation Portfolio, 0.80 percent for the Common Stock Portfolio, 0.70 percent for the Corporate Bond and the Government Securities Portfolios and 0.45 percent for the Money Market Portfolio. If the aforementioned guarantee had not been in affect during the period, the ratio would have been 0.92 percent for the Government Securities Portfolio.

CONSECO SERIES TRUST

December 31, 1997

====================================================================================================================================

(6) FINANCIAL HIGHLIGHTS (Continued)

                                                                                     MONEY MARKET PORTFOLIO
                                                                ===================================================================
                                                                1997           1996           1995          1994           1993
====================================================================================================================================
Net asset value per share, beginning of year..............  $      1.000   $     1.000    $    1.000    $     1.000    $      1.000
   Income from investment operations (a):
     Net investment income................................         0.051         0.050         0.055          0.038           0.029
------------------------------------------------------------------------------------------------------------------------------------
         Total income from investment operations..........         0.051         0.050         0.055          0.038           0.029
------------------------------------------------------------------------------------------------------------------------------------
   Distributions (a):
     Dividends from net investment income and net realized
       short-term capital gains...........................        (0.051)       (0.050)       (0.055)        (0.038)         (0.029)
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions..............................        (0.051)       (0.050)       (0.055)        (0.038)         (0.029)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of year ...................  $      1.000   $     1.000    $    1.000    $     1.000    $      1.000
====================================================================================================================================
Total return (b) (d)......................................          5.25%         5.13%         5.46%          3.78%           2.86%
Ratios/supplemental data
   Net assets, end of year (c)............................  $  8,602,736   $ 6,984,663    $5,395,877    $ 5,105,367    $  5,229,641
   Ratio of expenses to average net assets (d)............          0.45%         0.45%         0.45%          0.45%           0.45%
   Ratio of net investment income to average net assets (d)         5.14%         5.03%         5.46%          3.78%           2.86%
   Portfolio turnover rate................................           N/A           N/A           N/A            N/A             N/A

--------------------------
(a) Per share amounts presented are based on an average of monthly shares outstanding throughout the periods indicated.
(b) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(c) Accounts C and E became shareholders in the Trust effective May 1, 1993 and July 25, 1994, respectively.
(d) These ratios have been favorably affected by a guarantee from the Adviser that the ratio of expenses to average net assets would not exceed 0.75 percent for the Asset Allocation Portfolio, 0.80 percent for the Common Stock Portfolio, 0.70 percent for the Corporate Bond and the Government Securities Portfolios and 0.45 percent for the Money Market Portfolio. If the aforementioned guarantee had not been in affect during the period, the ratio would have been 0.52 percent for the Money Market Portfolio.

REPORT OF INDEPENDENT ACCOUNTANTS

================================================================================

To The Board of Trustees and Shareholders
Conseco Series Trust

      We have audited the accompanying statement of assets and liabilities, including the statement of investments in securities, of Conseco Series Trust (comprising respectively, the Asset Allocation, Common Stock, Corporate Bond, Government Securities, and Money Market Portfolios), as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for each of the Portfolios named above except for the Corporate Bond Portfolio for which the period is May 1, 1993 (inception) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash and securities owned as of December 31, 1997, by correspondence with the custodian and brokers or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Conseco Series Trust as of December 31, 1997, the results of their operations for the year ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for each of the Portfolios named above except for the Corporate Bond Portfolio for which the period is May 1, 1993 (inception) to December 31, 1997, in conformity with generally accepted accounting principles.

   /s/ Coopers & Lybrand L.L.P.

   Indianapolis, Indiana
   February 23, 1998

================================================================================
Bankers National Variable Account B

SPONSOR
Bankers National Life Insurance Company - Carmel, Indiana.

INDEPENDENT PUBLIC ACCOUNTANTS
Coopers & Lybrand L.L.P. - Indianapolis, Indiana.

Conseco Series Trust

BOARD OF TRUSTEES
William P. Daves, Jr., Chairman
   Consultant to the insurance and health care industries.
   Director, President and Chief Executive Officer,
   FFG Insurance Co.,
   Dallas, Texas.
Harold W. Hartley, Trustee
   Retired. Chartered Financial Analyst.
   Formerly Executive Vice President,
   Tenneco Financial Services Inc.,
   Fort Myers Beach, Florida.
Maxwell E. Bublitz, Trustee and President
   President, Conseco Capital Management, Inc.,
   Carmel, Indiana.
Dr. R. Jan LeCroy, Trustee
   President, Dallas Citizens Council,
   Dallas, Texas.
Dr. Jesse H. Parrish, Trustee
   Higher education consultant.
   Formerly President, Midland College,
   Midland, Texas.

INVESTMENT ADVISER
Conseco Capital Management, Inc. - Carmel, Indiana.

INDEPENDENT PUBLIC ACCOUNTANTS
Coopers & Lybrand L.L.P. - Indianapolis, Indiana.

CUSTODIAN
Bankers Trust Company - New York, New York.

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                                    CONSECO

                                                       ---------------------
                                                          FIRST CLASS MAIL
                                                         U.S. POSTAGE PAID
                                                           HACKENSACK, NJ
                                                            PERMIT NO. 9
                                                       ---------------------


BANKERS NATIONAL LIFE INSURANCE COMPANY
11815 North Pennsylvania Street
Carmel, Indiana 46032

                                                           ---------------------



                                                           ---------------------
VA-1001 (2/98)
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                                                                         CONSECO

BANKERS NATIONAL LIFE INSURANCE COMPANY

Annual report to Contract Owners

December 31, 1997

This report is for the information of contract owners and participants of the Bankers National Variable Account B and Conseco Series Trust. It is authorized for distribution to other persons only when preceded or accompanied by a current prospectus which contains more complete information, including charges and expenses.

                                             Bankers National Variable Account B
                                                            Conseco Series Trust

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